UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04438

Exact name of registrant as specified in charter:	Aberdeen Australia Equity Fund, Inc.

Address of principal executive offices:	800 Scudders Mill Road Plainsboro, New Jersey 08536

Name and address of agent for service:	Mr Beverly Hendry, 300 S.E. 2nd Street, Suite #820, Fort Lauderdale, Florida 33301

Registrant’s telephone number, including area code:	212-968-8800

Date of fiscal year end:	10/31/05

Date of reporting period:	4/30/05

Item 1	–	Reports to Stockholders

Semi-Annual Report

April 30, 2005

Letter to Shareholders

June 20, 2005

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Australia Equity Fund, Inc. (the “Fund”) for the six months ended April 30, 2005. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on The Australian Stock Exchange. The Fund’s secondary investment objective is current income.

Re-Appointment of Independent Chairman of the Board

During the past several months, the Nominating and Corporate Governance Committee of the Board of Directors, composed entirely of independent directors (“Committee”), has been considering a process of implementing various changes to corporate governance practices. As part of that consideration, the Committee determined that it would be advisable to continue to have an independent director serve as Chairman of the Board. The Committee considered and recommended to the Board of Directors the re-appointment of Mr. Neville Miles as the Chairman of the Board. At its June 2005 Board meeting, the Directors determined to continue to have an independent director serve as Chairman of the Board, and re-appointed Mr. Miles to serve in that capacity.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In March 2005, the Board of Directors determined the rolling distribution rate to be 10%, for the 12 month period commencing with the distribution payable in April 2005. This policy will be subject to regular review by the Fund’s Board of Directors. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

On June 20, 2005, the Board of Directors declared a quarterly distribution of 26 cents per share, payable on July 15, 2005 to all shareholders of record as of June 30, 2005.

Net Asset Value Performance

For the six months ended April 30, 2005, the Fund’s total return based on NAV was 10.7% after expenses (assuming reinvestment of distributions), compared with 12.5%, in U.S. dollar terms, for the S&P/ASX 200 Accumulation Index.

Share Price Performance

The Fund’s share price rose 8.9% over the six months, from $10.25 on October 31, 2004 to $11.16 on April 30, 2005. The Fund’s share price on April 30, 2005 represented a discount of 0.8% to the NAV per share of $11.25 on that date, compared with a discount of 3.7% to the NAV per share of $10.64 on October 31, 2004. At the date of this letter, the share price was $12.20, representing a premium of 2.3% to the NAV per share of $11.93.

Aberdeen Australia Equity Fund, Inc.

Letter to Shareholders (continued)

Registration Statement For Secondary Offering of Fund’s Shares

The Fund has announced that the Board of Directors has authorized the preparation and filing with the Securities and Exchange Commission of a registration statement that would permit Bankgesellschaft Berlin AG (the “Bank”), the beneficial owner of approximately 29% of the Fund’s outstanding shares of Common Stock, to sell its shares of the Fund on the open market pursuant to the registration provisions of the Securities Act of 1933. The expenses in connection with the preparation and filing of the registration statement will be paid by the Bank, and the Fund will not bear any of the expenses associated with such registration. The Bank has indicated that it anticipates that the plan of distribution for the shares to be sold pursuant to the registration statement will be at-the-market sales and not pursuant to an underwritten offering.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is part of the fund’s quarterly reports to shareholders, which are available on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2004, is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

For information about the Fund, including a market review and outlook, daily updates of share price, NAV and details of recent distributions, please contact Aberdeen Asset Management Inc. by:

•	Calling toll free on 1-866-839-5205 or 1-954-767-9900 in the United States,

•	E-mailing to InvestorRelations@aberdeen-asset.com, or

•	Visiting the website at www.aberdeen-asset.us.

For information about the Aberdeen Group, visit the Aberdeen website at www.aberdeen-asset.com.

Yours sincerely,

Martin Gilbert

President

All amounts are U.S. dollars unless otherwise stated.

Aberdeen Australia Equity Fund, Inc.

Your Board’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. However, under the U.S. Investment Company Act of 1940, the Fund may be required to indicate the sources of certain distributions to shareholders.

The Fund estimates that distributions for the fiscal year commencing November 1, 2004, including the distribution paid on April 15, 2005, are comprised of 31% net investment income, 20% realized capital gains and 49% return of paid-in-capital.

This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

In January 2006, a Form 1099 DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2005 calendar year.

Aberdeen Australia Equity Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

We invite you to participate in the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), which allows you to automatically reinvest your distributions in shares of the Fund’s common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per transaction, with a maximum of $10,000 per month, and an aggregate annual limit of $120,000. Under this arrangement, The Bank of New York (the “Plan Agent”) will purchase shares for you on the American Stock Exchange or otherwise on the open market on or before the investment date. The investment date is the 15th day of each month, but if such date is not a business day, the preceding business day.

As a Participant in the Plan, you will have the convenience of:

Automatic reinvestment - the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

Lower cost - shares are purchased on your behalf under the Plan at low brokerage rates. Brokerage on share purchases is currently 2 cents per share;

Convenience - the Plan Agent will hold your shares in non-certificated form and will provide a detailed plan account statement of your holdings at the end of each month.

To request a brochure containing information on the Plan, together with an enrollment form, please contact the Plan Agent, The Bank of New York, Shareholder Relations Department, P.O. Box 11258, Church Street Station, New York, NY 10286 or call toll free on 1-800-432-8224.

Aberdeen Australia Equity Fund, Inc.

Portfolio Composition

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry sector can include more than one industry group. On April 30, 2005, the Fund held 97.8% of its net assets in equities and 2.2% in other assets in excess of liabilities.

The Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the S&P/ASX 200 Accumulation Index. As of April 30, 2005, the Fund did not have more than 25% of its assets invested in any industry group.

Aberdeen Australia Equity Fund, Inc.

Top Ten Equity Holdings

The following were the Fund’s top ten holdings at April 30, 2005.

Name of Security	Percentage of Net Assets

Australia & New Zealand Banking Group Limited	8.6%

QBE Insurance Group Limited	7.5%

Westpac Banking Corporation Limited	6.9%

BHP Billiton Limited	6.8%

Telecom Corporation of New Zealand Limited	6.3%

Woolworths Limited	5.5%

Westfield Group Limited	5.0%

Rio Tinto Limited	4.8%

TABCORP Holdings Limited	4.6%

Leighton Holdings Limited	4.2%

Aberdeen Asset Management Asia Limited

June 2005

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments (unaudited)

April 30, 2005

Shares	Description	(US$)
LONG-TERM INVESTMENTS—97.8%
Common Stocks—97.8%
Consumer Discretionary—9.5%
1,265,000	APN News & Media Corporation Limited	$4,731,132
490,000	Billabong International Limited	4,380,671
720,000	TABCORP Holdings Limited	8,713,712

		17,825,515

Consumer Staples—13.5%
1,443,000	Foster’s Group Limited	5,768,665
870,000	Lion Nathan Limited	4,952,059
1,396,533	McGuigan Simeon Wines Limited	4,416,166
865,000	Woolworths Limited	10,326,725

		25,463,615

Energy—1.8%
188,000	Woodside Petroleum Limited	3,449,568

Financials—34.9%
960,000	Australia & New Zealand Banking Group Limited	16,168,153
294,000	Australian Stock Exchange Limited	4,572,731
530,000	Bendigo Bank Limited	3,902,353
238,000	Commonwealth Bank of Australia	6,753,065
1,224,635	QBE Insurance Group Limited*	14,247,280
470,000	Suncorp-Metway Limited	7,236,754
860,000	Westpac Banking Corporation Limited	13,060,418

		65,940,754

Shares	Description	(US$)
Industrials—8.0%
775,000	Downer EDI Limited	$2,735,138
1,020,000	Leighton Holdings Limited	7,884,504
1,810,000	Qantas Airways Limited	4,550,650

		15,170,292

Materials—11.7%
1,026,000	BHP Billiton Limited	12,849,634
283,000	Rio Tinto Limited	9,147,993

		21,997,627

Property—5.0%
746,000	Westfield Group Limited	9,447,757

Telecommunications—10.1%
2,677,000	Telecom Corporation of New Zealand Limited	11,809,618
1,932,000	Telstra Corporation Limited	7,301,154

		19,110,772

Utilities—3.3%
550,000	Australian Gas Light Company Limited	6,166,747

Total long-term Investments—97.8% (cost $116,188,177)		184,572,647
Other assets in excess of liabilities—2.2%		4,147,570

Net Assets—100.0%		$188,720,217

*	Portion of security is on loan. (See Note 3)

Tax Cost of Investments

The United States federal income tax basis of the Fund’s investments and net unrealized appreciation as of April 30, 2005 were as follows

Cost	Appreciation	Depreciation	Net Unrealized Appreciation
$142,878,308	$45,757,184	$(4,062,845)	$41,694,339

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Assets and Liabilities (unaudited)

April 30, 2005

Assets
Investments, at value (including $1,234,985 of securities on loan) (cost $116,188,177) (Note 3)	$184,572,647
Foreign currency, at value (cost $4,200,443)	4,219,790
Cash	125,659
Dividends receivable	211,516
Other Assets	139,334

Total assets	189,268,946

Liabilities
Investment management fee payable	172,038
Administration fee payable	7,794
Accrued expenses and other liabilities	368,897

Total liabilities	548,729

Net Assets	$188,720,217

Composition of Net Assets
Common Stock (par value $.01 per share)	$167,773
Paid-in capital in excess of par	134,082,419
Distributions in excess of net investment income	(5,407,987)
Accumulated net realized gains on investment transactions	7,060,792
Net unrealized appreciation on investments	41,694,339
Accumulated net realized foreign exchange losses	(15,589,667)
Net unrealized foreign exchange gains	26,712,548

Net Assets	$188,720,217

Net asset value per common share based on (16,777,298 shares issued and outstanding)	$11.25

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended April 30, 2005

Net Investment Income
Income
Dividends (net of foreign withholding taxes of $162,788)	$4,481,562
Interest	81,187
Income from securities loaned, net	1,127

4,563,876

Expenses
Investment management fee	822,887
Insurance expense	114,055
Directors’ fees and expenses	104,261
Legal fees and expenses	100,732
Custodian’s fees and expenses	75,213
Independent auditors’ fees and expenses	64,124
Administration fee	38,521
Reports to shareholders and proxy solicitation	36,933
Investor relations fees and expenses	29,132
Transfer agent’s fees and expenses	18,755
Miscellaneous	9,351

Total operating expenses	1,413,964

Net investment income	3,149,912

Realized and Unrealized Gains/(Losses) on Investments, Swaps and Foreign Currencies
Net realized gain/(loss) on:
Investment transactions	7,114,154
Foreign currency transactions	333,105

7,447,259

Net change in unrealized appreciation/(depreciation) of:
Investment transactions	5,251,716
Foreign currency translations	2,877,118

8,128,834

Net Increase in Net Assets Resulting from Operations	$18,726,005

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2005 (unaudited)	For the Year Ended October 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$3,149,912	$4,743,112
Net realized gains/(losses) on investments	7,114,154	5,906,261
Net realized gains/(losses) on foreign currency transactions	333,105	7,443,611
Net change in unrealized appreciation/(depreciation) of investments	5,251,716	16,279,442
Net change in unrealized appreciation/(depreciation) on foreign currency translations	2,877,118	(154,910)

Net increase in net assets from operations	18,726,005	34,217,516

Dividends and Distributions to Shareholders
From net investment income	(3,149,912)	(5,068,817)
In excess of net investment income	(5,406,511)	—
From long-term capital gains	—	(6,088,832)
Tax return of capital	—	(1,928,603)

	(8,556,423)	(13,086,252)
Net Increase in Net Assets Resulting from Operations	10,169,582	21,131,264

Net Assets
Beginning of period	178,550,635	157,419,371

End of period (including accumulated investment loss of ($5,407,987) and ($1,476), respectively)	$188,720,217	$178,550,635

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Financial Highlights

	For the Six Months Ended April 30, 2005 (unaudited)
Per Share Operating Performance:
Net asset value, beginning of period	$10.64

Net investment income	0.19
Net realized and unrealized gains (losses) on investments and foreign currencies	0.93

Total from investment operations	1.12

Dividends and distributions from:
Net investment income	(0.19)
In excess of net investment income	(0.32)
Net realized gains on investment transactions	—
Tax return of Capital	—

Total dividends and distributions	(0.51)

Decrease resulting from Fund share repurchase	—

Net asset value, end of period	$11.25

Market value, end of period	$11.16

Total investment return based on:(1)
Market value	13.97%
Net asset value	10.68%
Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (000 omitted)	$188,720
Average net assets (000 omitted)	194,202
Operating expenses	1.47	%(2)
Net investment income	3.27	%(2)
Portfolio turnover	12%

(1)	Total Investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(2)	Annualized.

See Notes to Financial Statements.	Aberdeen Australia Equity Fund, Inc.

Financial Highlights (concluded)

	For the Year Ended October 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$9.38	$6.84	$5.97	$6.86	$8.78

Net investment income	0.28	0.12	0.15	0.12	0.14
Net realized and unrealized gains (losses) on investments and foreign currencies	1.76	2.58	0.93	(0.33)	(1.25)

Total from investment operations	2.04	2.70	1.08	(0.21)	(1.11)

Dividends and distributions from:
Net investment income	(0.30)	(0.10)	(0.15)	—	(0.12)
In excess of net investment income	—	—	—	—	—
Net realized gains on investment transactions	(0.12)	—	—	(0.68)	—
Tax return of Capital	(0.36)	(0.07)	(0.07)	—	(0.69)

Total dividends and distributions	(0.78)	(0.17)	(0.22)	(0.68)	(0.81)

Decrease resulting from Fund share repurchase	—	0.01	0.01	— (3)	—

Net asset value, end of period	$10.64	$9.38	$6.84	$5.97	$6.86

Market value, end of period	$10.25	$8.40	$5.73	$5.29	$5.875

Total investment return based on:(1)
Market value	32.53%	50.40%	12.55%	1.06%	(17.31)%
Net asset value	23.19%	40.69%	19.04%	(2.32)%	(12.02)%
Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (000 omitted)	$178,551	$157,419	$115,490	$102,361	$117,941
Average net assets (000 omitted)	166,284	128,662	114,213	115,051	143,801
Operating expenses	1.75%	2.55%	1.76%	1.80%	1.66%
Net investment income	2.85%	1.66%	2.33%	1.77%	1.66%
Portfolio turnover	23%	32%	56%	50%	120%

(1)	Total Investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3)	Less than $0.005 per share

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited)

Aberdeen Australia Equity Fund, Inc. (the “Fund”) is a closed-end, non-diversified management investment company incorporated in Maryland on September 30, 1985. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on The Australian Stock Exchange. The Fund’s secondary investment objective is current income. In order to comply with a rule adopted by the Securities and Exchange Commission under the Investment Company Act of 1940 regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Australia Equity Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, listed on The Australian Stock Exchange. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days prior written notice to shareholders.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation:

The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America, using the United States dollar as both the functional and reporting currency. However, the Australian dollar is the functional currency for Federal tax purposes (see Taxes below).

Securities Valuation:

The Fund’s Board of Directors has adopted Pricing and Valuation Procedures (the “Procedures”) to be used in determining the value of the assets held by the Fund. In accordance with the Procedures, investments are stated at value. Investments for which market quotations are readily available are valued at the last trade price on the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the quoted bid price or the mean between the quoted bid and asked price on the date of determination as obtained from a pricing source.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are to be valued at fair value. As a general rule, whether or not the Fund is required to “fair value price” an asset is dependent on the ready availability of current market quotes or, even if readily available, the reliability of such quotes. Any assets for which market quotations are not readily available or for which

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

available prices are not reliable, shall be determined in a manner that most fairly reflects the asset’s (or group of assets) “fair value” (i.e., the amount that the Fund might reasonably expect to receive for the asset upon its current sale) on the valuation date, based on a consideration of all available information.

The Procedures provide that in certain instances, including without limitation, if there is a “stale price” for a portfolio security, in an emergency situation, or if a significant event occurs after the close of trading of a portfolio security, but before the calculation of the Fund’s net asset value, the security may be valued at its fair value.

Repurchase Agreements:

In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation:

Australian dollar (“A$”) amounts are translated into United States dollars (“US$”) on the following basis:

(i) market value of investment securities, other assets and liabilities—at the exchange rates at the end of the reporting period; and

(ii) purchases and sales of investment securities, income and expenses—at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at April 30, 2005. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the six months ended April 30, 2005.

Net realized and unrealized foreign exchange gains/(losses) include realized foreign exchange gains/(losses) from sales and maturities of portfolio securities, sales of foreign currencies, currency gains/(losses) realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the US$ equivalent amounts actually received or paid and changes in unrealized foreign exchange gains/(losses) in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange gains/(losses)

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

shown in the composition of net assets at April 30, 2005 represent foreign exchange gains/(losses) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the US$.

The exchange rate at April 30, 2005 was US$0.78 to A$1.00.

Securities Transactions and Net Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains (losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

Dividends and Distributions:

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In March 2005, the Board of Directors determined the rolling distribution rate to be 10%, for the 12 month period commencing with the distribution payable in April 2005. This policy will be subject to regular review by the Fund’s Board of Directors. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies.

Taxes:

For federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains/(losses) resulting from the repatriation of Australian dollars into United States dollars are recognized for U.S. tax purposes.

It is the Fund’s policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net income and capital gains, if any, to shareholders. Therefore, no provision for United States income taxes is required.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

Securities Lending:

The Fund’s investment policies permit the Fund to lend to banks and broker-dealers, portfolio securities with an aggregate market value of up to one-third of the Fund’s total assets when it deems advisable. Pursuant to a securities lending agreement (“Agreement”) between the Fund and State Street Bank and Trust Company (“State Street”), any loans made under the Agreement must be secured by collateral (consisting of any combination of U.S. currency and securities issued or guaranteed by the U.S. government or its agencies, or irrevocable bank letters of credit) in an amount at least equal, on a daily marked-to-market basis, to 100% of the current market value of the securities loaned.

The Agreement also provides that the Fund may terminate the loans at any time and demand the return of the securities, and that the Fund will continue to receive all interest, dividends and other distributions obtained on any of the loaned securities and will continue to have voting rights with respect to the securities.

In the event the Fund lends its portfolio securities, the Fund may be exposed to counterparty risk, which may result in the delay in recovery of the loaned securities or possible loss of rights in the collateral should the borrower become insolvent.

Use of Estimates:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund and Aberdeen Asset Management Limited (the “Investment Adviser”) serves as investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Manager and the Investment Adviser are direct or indirect wholly-owned subsidiaries, respectively, of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and responsibility for the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 1.10% of the Fund’s average weekly Managed Assets up to $50 million, 0.90% of Managed Assets between $50 million and $100 million and 0.70% of Managed Assets in excess of $100 million. Managed Assets are defined in the management agreement as net assets plus the amount of any borrowings for investment purposes.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Fund’s Investment Manager informed the Fund that it paid $202,684 to the Investment Adviser during the six months ended April 30, 2005.

Aberdeen Asset Managers (C.I.) Limited (“AAMCIL”), an affiliate of the Investment Manager and the Investment Adviser, provided certain trading and administrative services to the Fund pursuant to memoranda of understanding among the Investment Manager, the Investment Adviser and AAMCIL. The Investment Manager informed the Fund that the Investment Manager and the Investment Adviser paid $204,611 to AAMCIL during the six months ended April 30, 2005.

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Fund’s Investment Manager and Investment Adviser, is the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee at an annual rate equal to 0.04% of the Fund’s average weekly net assets, computed based upon the net asset values applicable to the shares of common stock and the amount of any borrowings for investment purposes.

Under terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. This agreement provides AAMI with a monthly retainer fee of $5,000 plus out-of-pocket expenses. During the six months ended April 30, 2005, the Fund incurred fees of approximately $25,180 for the services of AAMI. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2005 aggregated $21,867,717 and $26,129,818, respectively.

As of April 30, 2005, the Fund had securities on loan with an aggregate market value of $1,234,985. The Fund received $1,305,694 in securities as collateral for securities on loan in accordance with the Fund’s securities lending procedures. The collateral consisted of United States Treasury bonds and notes.

Note 4. Capital

There are 20 million shares of $0.01 par value common stock authorized. At April 30, 2005 there were 16,777,298 shares issued and outstanding.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to net asset value is at least 10%. For the six months ended April 30, 2005 and the fiscal year ended October 31, 2004, the Fund did not repurchase or cancel any shares under this program.

Based on filings with the Securities and Exchange Commission, on May 23, 2005, Bankgesellschaft Berlin (A.G.) was the beneficial owner of 4,879,450 shares of common

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

stock. This number of shares represented approximately 29% of the outstanding shares of the Fund as of June 20, 2005.

Note 5. Distributions

The Board of Directors of the Fund declared on June 20, 2005 a quarterly distribution of $0.26 per share, payable on July 15, 2005 to shareholders of record on June 30, 2005.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on Friday, April 8, 2005 at 800 Scudders Mill Road, Plainsboro, New Jersey. The description of the proposal and number of shares voted at the meeting are as follows:

To elect three directors to serve as Class II directors for a three-year term expiring in 2008:

	Votes For	Votes Withheld
David L. Elsum	15,441,007	259,559
Peter D. Sacks	15,439,944	260,622
Hugh Young	15,444,612	255,954

Directors whose term of office continued beyond this meeting are as follows: Anthony E. Aaronson, Neville J. Miles, Peter J. O’Connell, William J. Potter, Moritz Sell, and John T. Sheehy.

Aberdeen Australia Equity Fund, Inc.

Supplemental Information (unaudited) (continued)

Considerations in Approving Renewal of Management Agreement and Investment Advisory Agreement (collectively “Agreements”)

In December 2004, at an in-person meeting, the Board of Directors, including all of the directors who are not parties to the Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any such party (“Independent Directors”), considered and approved the renewal of the Agreements for an additional term of twelve months. At this meeting, the Directors reviewed an extensive report prepared by the Investment Manager and the Investment Adviser (collectively, the “Advisers”) in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors, and discussed this report with representatives of the Advisers. The Independent Directors had the opportunity to consult with counsel to the Independent Directors regarding the renewal of the Agreements. The Directors also considered the recommendation of the Contract Review Committee of the Board consisting solely of Independent Directors (the “Committee”) that the Agreements be renewed, noting that the Committee had discussed, in executive session with independent counsel, the nature, extent and quality of the management and advisory services provided to the Fund by the Advisers, the level of the management and advisory fees, the costs of the services provided and the profits realized by the Advisers, the Fund’s expense ratio, its relative and absolute performance, any economies of scale with respect to the management of the Fund, any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund, and various other matters included within the report of the Advisers. In approving the renewal of the Agreements, the Committee, and the entire Board of Directors, concluded that:

•	The annual management fee rate paid by the Fund to the Investment Manager for investment management services was within a reasonable range relative to a comparison group consisting of funds in a category of closed-end Pacific region equity funds compiled by Lipper Inc. (the “Peer Group”), and relative to the annual fee paid to the Investment Adviser by an Australian-domiciled open-ended fund that invests principally in Australian equities.

•	The Committee and the Board were satisfied with the nature, quality and extent of services provided by the Advisers. In reaching this conclusion, the Committee and the Board reviewed, among other things, the Advisers’ investment experience, including their capabilities in Australia. The Committee and the Board received information regarding the Advisers’ compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Advisers. The Committee also received and considered a report from the Chief Executive of Aberdeen Asset Management PLC in regard to, among other matters, the financial capacity of the Advisers’ parent company to support the services provided by its subsidiaries to the Fund and the strengthening of the parent company’s balance sheet during the last year. The Committee and the Board also considered the background and experience of the Advisers’ senior management and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund.

Aberdeen Australia Equity Fund, Inc.

Supplemental Information (unaudited) (concluded)

•	The Fund experienced above-average investment performance as compared to the funds within a subset of the Peer Group consisting of Pacific region single country ex-Japan funds, and its performance was generally comparable to the performance of the Australian-domiciled open-ended fund advised by the Investment Adviser. The Committee and the Board received and considered information regarding the Fund’s total return in US dollar terms for each of the last five fiscal years on a gross and net basis and relative to the Fund’s benchmark, the Fund’s share performance and premium/discount information during the same period and the impact of foreign currency movements on the Fund’s performance in US dollar terms. The Committee and the Board also received and reviewed information as to the Fund’s total return for each of the last five fiscal years as compared with the total returns of Pacific region single country ex-Japan funds in the Peer Group, as well as with the Australian-domiciled open-ended fund. The Committee and the Board further reviewed information as to the Fund’s discount/premium ranking per the Peer Group for the one, five and seven year periods ended October 31, 2004.

•	Although the Fund’s expense ratio for the fiscal year ended October 31, 2003 of 2.55% was one of the highest within the Peer Group and the highest within a sample of funds within a selected subset consisting of country and regional equity funds of relatively comparable asset size included in the Pacific region, the Fund had incurred substantial non-recurring legal and other expenses in 2003 and, absent such expenses, the Fund’s expense ratio would place it at the lower end of the Peer Group. The Committee and the Board also took into consideration that the Fund’s expense ratio had decreased substantially for the fiscal year ended October 31, 2004, and was 1.75% for such period.

•	Any potential economies of scale were being shared between the Fund and the Advisers in an appropriate manner.

•	In light of the costs of providing investment management and advisory services to the Fund, the profits that the Advisers received, individually and on an aggregate basis (based on certain pro forma estimates), with respect to providing investment management and advisory services to the Fund were reasonable, and any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund were reasonable.

As noted above, the Board reviewed detailed materials received from the Advisers as part of the renewal process. The Board also regularly reviews and assesses the quality of the services the Fund receives throughout the year. In this regard, the Board reviews reports of the Advisers at least in each of its regular quarterly meetings, which include, among other things, a portfolio review and Fund performance reports.

After considering the above-described factors and based on the deliberations and its evaluation of the information provided to it, the Committee and the Board concluded that approval of the renewal of the Agreements was in the best interest of the Fund and its shareholders. Accordingly, the Board, and the Independent Directors voting separately, unanimously approved the renewal of the Agreements.

Aberdeen Australia Equity Fund, Inc.

Directors

Neville J. Miles, Chairman

Anthony E. Aaronson

David L. Elsum

Peter J. O’Connell

William J. Potter

Peter D. Sacks

Moritz Sell

John T. Sheehy

Hugh Young

Officers

Martin Gilbert, President

Beverley Hendry, Vice President

Andrew Smith, Vice President—Compliance

Christian Pittard, Treasurer and Assistant Secretary

Roy M. Randall, Secretary

Timothy Sullivan, Assistant Treasurer

Alan Goodson, Assistant Treasurer

Donald C. Burke, Assistant Treasurer

Sander M. Bieber, Assistant Secretary

The accompanying Financial Statements as of April 30, 2005 were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Aberdeen Australia Equity Fund, Inc.

Corporate Information

Investment Manager	Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480

Investment Adviser	Aberdeen Asset Management Limited Level 6, 201 Kent Street Sydney, NSW 2000, Australia

Administrator	Aberdeen Asset Management Inc. 1114 Avenue of the Americas, 34th Floor New York, NY 10036

Custodian	State Street Bank and Trust Company One Heritage Drive North Quincy, MA 02171

Transfer Agent	The Bank of New York Shareholder Relations Department P.O. Box 11258 Church Street Station New York, NY 10286 1-800-432-8224

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

Legal Counsel	Dechert LLP 1775 I Street, N.W. Washington, DC 20006

Investor Relations	Aberdeen Asset Management Inc. 1114 Avenue of the Americas, 34th Floor New York, NY 10036 1-866-839-5205 InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

Shares of Aberdeen Australia Equity Fund, Inc. are traded on the American Stock Exchange and on the Pacific Stock Exchange under the symbol “IAF”. Information about the Fund’s net asset value and market price is published weekly in Barron’s and in the Monday edition of The Wall Street Journal.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Australia Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2	–	Code of Ethics.

Not required to be included in this filing.

Item 3	–	Audit Committee Financial Expert.

Not required to be included in this filing.

Item 4	–	Principal Accountant Fees and Services.

Not required to be included in this filing.

Item 5	–	Audit Committee of Listed Registrants.

Not required to be included in this filing.

Item 6	–	Schedule of Investments.

Schedule I – Investments in securities of unaffiliated issuers is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not required to be included in this filing.

Item 8	-	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, through November 30, 2004	0	0	0	1,677,729
December 1 through December 31, 2004	0	0	0	1,677,729
January 1 through January 31, 2005	0	0	0	1,677,729
February 1 through February 28, 2005	0	0	0	1,677,729
March 1 through March 31, 2005	0	0	0	1,677,729
April 1 through April 30, 2005	0	0	0	1,677,729

Total	0	0	0	—

[1]	The Registrant’s stock repurchase program was announced on March 19, 2001 and allows the Registrant to repurchase up to 10% of its outstanding shares of common stock, par value $.01 per share, on the open market during any 12 month period if and when the discount to net asset value is at least 10%.

Item 10	–	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11	-	Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

		(b)	There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12	-	Exhibits.

		(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed as Exhibit 99.CERT

		(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Australia Equity Fund, Inc.

By:	/s/ Martin Gilbert
Martin Gilbert,
President of
Aberdeen Australia Equity Fund, Inc.

Date:	June 30, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Martin Gilbert
Martin Gilbert,
President of
Aberdeen Australia Equity Fund, Inc.

Date:	June 30, 2005

By:	/s/ Christian Pittard
Christian Pittard,
Treasurer of
Aberdeen Australia Equity Fund, Inc.

Date:	June 30, 2005